____________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 29, 2008 (February 25, 2008)

Date of Report (Date of earliest event reported)

REDDI BRAKE SUPPLY CORPORATION
(Exact name of small business issuer as specified in its charter)

Nevada	0-19620	84-1152135
(State of Incorporation)	(Commission File Number)	(IRS Employer ID Number)

57 West 200 South, Suite 400

Salt Lake City, Utah 84101

(Address of Principal Executive Offices)

(801) 521-3292

Registrant’s Telephone Number, Including Area Code:

____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 4.01

Changes in Registrant’s Certify Accountant.

1.

Dismissal of Former Accountant.

February 25, 2008, our board of directors authorized our officers to change our independent accountants from Hansen, Barnett and Maxwell, P.C. of Salt Lake City, Utah to Malone & Bailey, PC of  Houston, Texas.  In this regard, the company states:

A.  Our former accountant was dismissed On February 25, 2008.

B.  The principal accountant's report on the financial statements issued by Hansen, Barnett and Maxwell, P.C. in connection the financial statements dated July 25, 2007, and filed with the Form 8-K we filed on August 13, 2007, contained a “going concern” qualification.  It stated:

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred significant losses during the years ended December 31, 2006 and 2005 and negative cash flows from operating activities during the year ended December 31, 2005. As of December 31, 2006, the Company had an accumulated deficit of $2,559,843, and negative working capital of $2,666,952. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with respect to these matters are also described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

C.  This change of accountants was recommended and approved by the board of directors.

D.  There were no disagreements with our former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with any report it issued in connection with our financial statements.

2.

Appointment of New Accountant.

A.  On February 25, 2008, our board of directors appointed Malone & Bailey, PC of Houston, Texas as the company’s independent accountant. We did not, nor did anyone on our behalf, consult the new accountant regarding:

1.  The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements and neither written or oral advice was provided that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.  Any matter that was the subject of a disagreement or event identified in under the heading of Dismissal of Former Accountant above.

Item 9.01

Exhibits

The numbering in the following list of exhibits tracks the numbers for exhibits identified in Item 601 of Regulation S-B promulgated by the Securities and Exchange Commission.  Not all numbered exhibits under Item 601 are required to be filed in a Form 8-K, and therefore some numbers of exhibits are not included hereunder:

Exhibit No.	Item	Description of Exhibit Supplied
16	Letter on Change in Certifying Accountant	Letter from Hansen, Barnett and Maxwell, P.C. dated February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

REDDI BRAKE SUPPLY CORPORATION

Date: February 29, 2008

By: /s/ Alexander H. Walker III

      Alexander H. Walker III,

      President/Chief Executive Officer

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